PAINEWEBBER  PACE-SM-


--------------------------------------------------------------------------------
PACE
MONEY MARKET
INVESTMENTS




ANNUAL REPORT





JULY 31, 2000

PACE MONEY MARKET INVESTMENTS                                     ANNUAL REPORT

PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                                         6 Months     1 Year      3 Years   Since Inception 8/24/95
---------------------------------------------------------------------------------------------------
With PACE program fee*                    2.13%       3.96%        3.66%              3.63%
Without PACE program fee                  2.90%       5.53%        5.23%              5.20%
90-Day U.S. T-Bill                        2.91%       5.50%        5.07%              5.11%
Lipper Money Market Funds Median          2.78%       5.31%        5.00%              4.92%
---------------------------------------------------------------------------------------------------

* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.


ADVISER'S COMMENTS

On the heels of six Fed Fund rate increases during the 12 months ended June 30 totaling 1.75 percent, the Federal Reserve (the "Fed") decided against additional tightening at its August 22 Open Market Committee meeting. Recent economic news suggests that the economy has achieved its hoped-for soft landing and that interest rates will stabilize along with the economy. Gross domestic product (GDP), adjusted for inflation, slowed in the second quarter after recording a 5.5% increase during the first quarter and a 7.3% surge in fourth quarter 1999. Gasoline prices, which increased dramatically during the period, have also stabilized and may decrease in the coming months. Unemployment figures remain a concern, however, as a continuing shortage of workers may continue to pressure wages.

     Yields on the 30-year Treasury suffered during the fiscal year. The U.S. Treasury's announcement in January to buy back $30 billion in Treasury debt during 2000 drove down the yield on the 30-year Treasury, causing a dramatic yield curve inversion. Short-term rates rose during the period, with the yield on 90-day T-bills increasing from 5.31% to 5.86% at period-end.

     During the period, the Fund had a weighted average maturity below that of its peer group, a beneficial strategy since rates rose significantly during the span. At the same time, the Fund continued to focus on investments of the highest credit quality.

     We anticipate that inflation as measured by the Consumer Price Index (CPI) will slow to 3.5% annually by year-end and to 3% annually in 2001. Thus, we believe that rate increases of the past year have served their purpose and the economic activity has slowed to manageable levels. Reduced Treasury supply in the face of increasing federal surpluses may continue to hamper the recovery of long bonds. However, shorter-term instruments should stabilize and spreads should recover if the economy avoids future inflationary or interest-rate shocks in the coming months. Should this scenario play out, the Fund's average weighted maturity may continue to increase.


-----------------------------------
PACE MONEY MARKET
INVESTMENTS
FUND PROFILE

ADVISER:
Mitchell Hutchins Asset
Management Inc.

PORTFOLIO MANAGER:
Susan Ryan

OBJECTIVE:
Current income consistent
with preservation of
capital and liquidity

INVESTMENT PROCESS:
The Portfolio is a money
market mutual fund and
seeks to maintain a stable
price of $1.00 per share,
although it may be
possible to lose money by
investing in this fund. The
Portfolio invests in a
diversified portfolio of
high-quality money
market instruments of
governmental and private
issuers. Security selection
is based on the
assessment of relative
values and changes in
market and economic
conditions.
-----------------------------------

ANNUAL REPORT

Portfolio Composition*
-------------------------------------------------------------
Commercial Paper                           57.9%
U.S. Government Agency Obligations         16.6
Short-Term Corporate Obligations           11.7
Certificates of Deposit                     6.9
Money Market Funds                          3.7
Other Assets in Excess of Liabilities       1.7
Bank Notes                                  1.5
-------------------------------------------------------------
Total                                     100.0

Top 10 Holdings (excluding U.S. Gov't Agency Obligations)*
-------------------------------------------------------------
Parthenon Receivables Funding               3.9%
AT&T Capital                                3.1
Beta Finance                                3.1
Centric Capital                             3.1
International Lease Finance                 3.1
Merrill Lynch                               3.1
Morgan Stanley Dean Witter                  3.1
Bell Atlantic Financial Services            3.0
Giro Funding                                3.0
RTZ America                                 3.0
-------------------------------------------------------------
Total                                      31.5

Characteristics*
-----------------------------------------------------------------------------
Net Assets ($MM)                                                 $65.5
Number of Issuers (excl Govts)                                     36
Weighted Average Maturity                                        68 days
-----------------------------------------------------------------------------

* Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE MONEY MARKET INVESTMENTS                                     JULY 31, 2000


STATEMENT OF NET ASSETS


PRINCIPAL
 AMOUNT                                                                                  MATURITY          INTEREST
 (000)                                                                                    DATES             RATES          VALUE
---------                                                                          -------------------- --------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.63%

$3,003  Federal Home Loan Mortgage Corp. .......................................         08/15/00           6.400%      $ 2,995,526
 2,400  Federal National Mortgage Association ..................................   08/03/00 to 08/09/00     6.390         2,397,976
 5,500  Student Loan Marketing Association .....................................         08/01/00       6.719 to 6.919*   5,499,033
                                                                                                                        -----------
Total U.S. Government Agency Obligations (cost-- $10,892,535) ..................                                         10,892,535
                                                                                                                        -----------
BANK NOTES -- 1.53%
DOMESTIC -- 1.53%
 1,000  Bank of America N.A. (cost-- $1,000,000) ...............................         10/12/00           6.650         1,000,000
                                                                                                                        -----------
CERTIFICATES OF DEPOSIT -- 6.87%
YANKEE -- 6.87%
 1,500  Commerzbank AG .........................................................   06/22/01 to 07/23/01 7.075 to 7.090    1,499,844
 1,500  Svenska Handelsbanken ..................................................   05/02/01 to 06/20/01 6.995 to 7.100    1,500,349
   500  UBS AG Stamford Branch .................................................         07/19/01           7.030           499,905
 1,000  Westpac Banking Corp. ..................................................         05/14/01           6.815         1,000,000
                                                                                                                        -----------
Total Certificates of Deposit (cost-- $4,500,098)                                                                         4,500,098
                                                                                                                        -----------
COMMERCIAL PAPER@ -- 57.87%
ASSET BACKED - BANKING -- 6.08%
 2,000  Atlantis One Funding Corp. .............................................         09/13/00           6.550         1,984,353
 2,000  Centric Capital Corp. ..................................................         08/04/00           6.550         1,998,908
                                                                                                                        -----------
                                                                                                                          3,983,261
                                                                                                                        -----------
ASSET BACKED - MISCELLANEOUS -- 11.68%
 1,105  Delaware Funding Corp. .................................................         10/05/00           6.540         1,091,952
 2,000  Giro Funding Corp. .....................................................         08/17/00           6.550         1,994,178
 2,610  Parthenon Receivables Funding LLC ......................................   09/13/00 to 10/25/00 6.560 to 6.630    2,574,192
 2,000  Receivables Capital Corp. ..............................................         08/23/00           6.550         1,991,994
                                                                                                                        -----------
                                                                                                                          7,652,316
                                                                                                                        -----------
AUTO & TRUCK -- 2.85%
 1,000  DaimlerChrysler N.A. Holding Corp. .....................................         09/27/00           6.550           989,629
   892  PACCAR Financial Corp. .................................................         10/20/00           6.510           879,096
                                                                                                                        -----------
                                                                                                                          1,868,725
                                                                                                                        -----------
BANKING - DOMESTIC -- 1.90%
 1,245  San Paolo IMI U.S. Finance Co. .........................................         08/01/00           6.530         1,245,000
                                                                                                                        -----------
BANKING - FOREIGN -- 3.03%
 1,000  Halifax PLC ............................................................         09/01/00           6.500           994,403
 1,000  Societe Generale .......................................................         10/13/00           6.540           986,738
                                                                                                                        -----------
                                                                                                                          1,981,141
                                                                                                                        -----------
BROKER - DEALER -- 1.50%
 1,000  Goldman Sachs Group, Inc. ..............................................         10/16/00           6.550           986,172
                                                                                                                        -----------
BUILDING MATERIALS -- 2.29%
 1,500  Sherwin-Williams Co. ...................................................         08/01/00           6.500         1,500,000
                                                                                                                        -----------
CHEMICALS -- 1.62%
 1,074  Henkel Corp. ...........................................................         10/03/00           6.510         1,061,764
                                                                                                                        -----------
ELECTRONICS -- 2.57%
 1,700  Motorola Credit Corp. ..................................................         09/15/00           6.520         1,686,145
                                                                                                                        -----------
ENTERTAINMENT -- 1.53%
 1,000  Walt Disney Co. ........................................................         08/03/00           6.480           999,640
                                                                                                                        -----------

PACE MONEY MARKET INVESTMENTS


PRINCIPAL
 AMOUNT                                                                                  MATURITY          INTEREST
 (000)                                                                                    DATES             RATES          VALUE
---------                                                                          -------------------- --------------  ------------
COMMERCIAL PAPER@ -- (CONCLUDED)
FINANCE - AIRCRAFT -- 3.05%
$2,000  International Lease Finance Corp. ......................................         08/02/00           6.500%      $ 1,999,639
                                                                                                                        -----------
FOOD, BEVERAGE & TOBACCO -- 1.52%
 1,000  Campbell Soup Co. ......................................................         08/28/00           6.550           995,088
                                                                                                                        -----------
INSURANCE -- 6.07%
 2,000  Prudential Funding Corp. ...............................................         08/21/00           6.520         1,992,756
 2,000  USAA Capital Corp. .....................................................         09/11/00           6.540         1,985,103
                                                                                                                        -----------
                                                                                                                          3,977,859
                                                                                                                        -----------
METALS & MINING -- 3.04%
 2,000  RTZ America, Inc. ......................................................         08/15/00           6.530         1,994,921
                                                                                                                        -----------
PRINTING, PUBLISHING -- 3.04%
 2,000  Reed Elsevier PLC ......................................................         08/23/00           6.530         1,992,019
                                                                                                                        -----------
TELECOMMUNICATIONS -- 6.10%
 2,000  AT&T Capital Corp. .....................................................         08/01/00           6.500         2,000,000
 2,000  Bell Atlantic Financial Services, Inc. .................................         08/16/00           6.500         1,994,583
                                                                                                                        -----------
                                                                                                                          3,994,583
                                                                                                                        -----------
Total Commercial Paper (cost--$37,918,273) .....................................                                         37,918,273
                                                                                                                        -----------
SHORT-TERM CORPORATE OBLIGATIONS -- 11.71%
ASSET BACKED - FINANCE -- 3.05%
 2,000   Beta Finance ..........................................................         01/18/01           6.640         2,000,000
                                                                                                                        -----------
AUTO & TRUCK -- 1.03%
  675   Ford Motor Credit Corp. ................................................         08/15/00           6.850           675,271
                                                                                                                        -----------
BROKER - DEALER -- 6.10%
 2,000   Merrill Lynch & Co., Inc. .............................................   02/07/01 to 03/06/01 6.580 to 6.740    1,999,892
 2,000   Morgan Stanley Dean Witter & Co. ......................................         08/15/00           6.645         2,000,000
                                                                                                                        -----------
                                                                                                                          3,999,892
                                                                                                                        -----------
FINANCE - INDEPENDENT -- 1.53%
 1,000  National Rural Utilities Cooperative Finance Corp. MTN .................         07/20/01           6.710         1,000,000
                                                                                                                        -----------
Total Short-Term Corporate Obligations (cost--$7,675,163) ......................                                          7,675,163
                                                                                                                        -----------
 SHARES
  (000)
--------
MONEY MARKET FUNDS -- 3.66%
 1,915  AIM Liquid Assets Portfolio  ...........................................                                          1,915,247
   483  AIM Prime Portfolio ....................................................                                            482,941
                                                                                                                        -----------
Total Money Market Funds (cost--$2,398,188) ....................................                                          2,398,188
                                                                                                                        -----------
Total Investments (cost--$64,384,257) -- 98.27% ................................                                         64,384,257
Other assets in excess of liabilities -- 1.73% .................................                                          1,136,500
                                                                                                                        -----------
Net Assets -- 100.00% ..........................................................                                        $65,520,757
                                                                                                                        ===========

----------------------
* Variable rate securities-maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of
     July 31, 2000, and reset periodically.
@    Interest rates shown are discount rates at date of purchase.
MTN Medium Term Note.

                       Weighted Average Maturity--68 days



                See accompanying notes to financial statements

PACE MONEY MARKET INVESTMENTS


STATEMENT OF OPERATIONS


                                                                                                          FOR THE YEAR
                                                                                                              ENDED
                                                                                                          JULY 31, 2000
                                                                                                       -------------------
INVESTMENT INCOME:
Interest ........................................................................................          $3,574,741
                                                                                                           ----------
EXPENSES:
Investment advisory and administration fees .....................................................             210,048
Transfer agency fees and expenses ...............................................................             196,018
Reports and notices to shareholders .............................................................              47,591
Legal and audit .................................................................................              31,850
Federal and state registration fees .............................................................              26,367
Trustees' fees and expenses .....................................................................              26,250
Amortization of organizational expenses .........................................................              19,032
Custody and accounting ..........................................................................               7,925
Other expenses ..................................................................................               4,366
                                                                                                           ----------
                                                                                                              569,447
Less: Fee waivers and reimbursements from investment adviser ....................................            (269,771)
                                                                                                           ----------
Net expenses ....................................................................................              299,676
                                                                                                           ----------
NET INVESTMENT INCOME ...........................................................................           3,275,065
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS .................................................                  66
                                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................          $3,275,131
                                                                                                           ==========


STATEMENT OF CHANGES IN NET ASSETS

                                                                                             FOR THE YEARS ENDED JULY 31,
                                                                                             ----------------------------
                                                                                                 2000            1999
                                                                                             -----------      -----------
FROM OPERATIONS:
Net investment income ...................................................................    $ 3,275,065      $ 1,534,974
Net realized gains from investment transactions .........................................             66              165
                                                                                             -----------      -----------
Net increase in net assets resulting from operations ....................................      3,275,131        1,535,139
                                                                                             -----------      -----------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...................................................................     (3,275,065)      (1,534,974)
                                                                                             -----------      -----------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from beneficial interest transactions ........................     18,347,064       21,680,081
                                                                                             -----------      -----------
Net increase in net assets ..............................................................     18,347,130       21,680,246
NET ASSETS:
Beginning of year .......................................................................     47,173,627       25,493,381
                                                                                             -----------      -----------
End of year .............................................................................    $65,520,757      $47,173,627
                                                                                             ===========      ===========




                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PACE Money Market Investments (the "Portfolio") is a diversified portfolio of PaineWebber PACE Select Advisors Trust ("the Trust"), which is organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

     The Trust currently offers twelve portfolios available for investment. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

     The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

     The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

     The preparation of financial statements in accordance with generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), investment adviser and administrator of the Portfolio, a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group").

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Portfolio to meet its obligations may be affected by economic developments particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2000 the Portfolio did not owe Mitchell Hutchins for investment advisory or administration fees.

     For the year ended July 31, 2000, Mitchell Hutchins agreed to waive $210,048 of its investment advisory and administration fees and reimburse the Portfolio $59,723 for certain operating expenses.

     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS,

NOTES TO FINANCIAL STATEMENTS

with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

OTHER LIABILITIES

     At July 31, 2000, the Portfolio had dividends payable aggregating $158,206 and a payable for shares of beneficial interest repurchased of $455,959.

FEDERAL TAX STATUS

     The Portfolio intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

MONEY MARKET FUND BOND

     Effective September 30, 1999, the Portfolio obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 through July 31, 2000, the Portfolio did not use this insurance bond.

SHARES OF BENEFICIAL INTEREST

     There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                  FOR THE YEARS ENDED JULY 31,
                                                                                 ------------------------------
                                                                                     2000              1999
                                                                                 ------------      ------------
Shares sold .................................................................     95,347,055        73,861,364
Shares redeemed .............................................................    (80,153,026)      (53,636,534)
Dividends reinvested ........................................................      3,153,035         1,455,251
                                                                                 ------------      ------------
Net increase in shares outstanding                                                18,347,064        21,680,081
                                                                                 ============      ============

PAINEWEBBER PACE MONEY MARKET INVESTMENTS


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                        FOR THE YEARS ENDED
                                                                                              JULY 31,              FOR THE PERIOD
                                                                                ----------------------------------       ENDED
                                                                                  2000     1999     1998     1997   JULY 31, 1996+
                                                                                -------  -------  -------  -------  ---------------
Net asset value, beginning of period .....................................      $  1.00  $  1.00  $  1.00  $  1.00     $  1.00
                                                                                -------  -------  -------  -------     -------
Net investment income ....................................................         0.05     0.05     0.05     0.05        0.05
                                                                                -------  -------  -------  -------     -------
Dividends from net investment income .....................................        (0.05)   (0.05)   (0.05)   (0.05)      (0.05)
                                                                                -------  -------  -------  -------     -------
Net asset value, end of period ...........................................      $  1.00  $  1.00  $  1.00  $  1.00     $  1.00
                                                                                =======  =======  =======  =======     =======
Total investment return (1) ..............................................         5.53%    4.85%    5.32%    5.13%       4.75%
                                                                                =======  =======  =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ........................................      $65,521  $47,174  $25,493  $16,070     $10,221
Expenses to average net assets, net of fee waivers and expense
 reimbursements ..........................................................         0.50%    0.50%    0.50%   0.50%        0.50%*
Expenses to average net assets, before fee waivers and expense
 reimbursements ..........................................................         0.95%    1.07%    1.20%    1.89%       2.40%*
Net investment income to average net assets, net of fee waivers
 and expense reimbursements ..............................................         5.46%    4.70%    5.20%    5.04%       4.93%*
Net investment income to average net assets, before fee waivers
 and expense reimbursements ..............................................         5.01%    4.13%    4.50%    3.65%       3.03%*

=======================
+    For the period August 24, 1995 (commencement of operations) through
     July 31, 1996.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program fee; results would be lower if this fee was included. Total investment return for period of less than one year has not been annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Trustees and Shareholders
PaineWebber PACE Select Advisors Trust


     We have audited the accompanying statement of net assets of PaineWebber PACE Money Market Investments (the "Portfolio") as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with audit standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PaineWebber PACE Money Market Investments at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Ernst & Young LLP

New York, New York
September 22, 2000

TAX INFORMATION (UNAUDITED)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Portfolio's fiscal year end (July 31, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year were derived from net investment income. This entire amount is taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Portfolio's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

--------------------------------------------------------------------------------

TRUSTEES

E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander                             Brian M. Storms

David J. Beaubien                              William D. White

William W. Hewitt, Jr.                         M. Cabell Woodward, Jr.

Morton L. Janklow


PRINCIPAL OFFICERS

Margo N. Alexander                             Paul H. Schubert
PRESIDENT                                      VICE PRESIDENT AND TREASURER

Amy R. Doberman                                Dennis L. McCauley
VICE PRESIDENT AND SECRETARY                   VICE PRESIDENT

Dianne E. O'Donnell                            Susan P. Ryan
VICE PRESIDENT AND                             VICE PRESIDENT
ASSISTANT SECRETARY


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019






THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

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